Income Tax	12 Months Ended
Dec. 31, 2025
Income Tax Disclosure [Abstract]
Income Tax	INCOME TAX
Income (loss) before income tax is comprised of the following:

	Year ended December 31, 2025	Year ended December 31, 2024	Year ended December 31, 2023
Income (loss) recorded in The Netherlands	(35)	(33)	(32)
Income (loss) from foreign operations	435	1,911	4,795
Income (loss) before income tax benefit (expense)	400	1,878	4,763
STMicroelectronics N.V. and its subsidiaries are individually liable for income taxes in their jurisdictions.
Income tax benefit (expense) is comprised of the following:

	Year ended December 31, 2025	Year ended December 31, 2024	Year ended December 31, 2023
The Netherlands taxes - current	—	—	—
Foreign taxes - current	(160)	(173)	(528)
Total current taxes	(160)	(173)	(528)
The Netherlands taxes - deferred	—	—	—
Foreign taxes - deferred	(60)	(140)	(13)
Total deferred taxes	(60)	(140)	(13)
Income tax expense	(220)	(313)	(541)
Effective tax rate	55%	17%	11%
Income tax expense for the year ended December 31, 2025 is comprised of the following items disaggregated by jurisdictions:

Year ended December 31, 2025
The Netherlands taxes - current	—
Foreign taxes - current
Switzerland	(65)
France	(13)
Singapore	(11)
Italy	(10)
Uncertain tax position	(38)
Other jurisdictions below 5%	(23)
Total current taxes	(160)
The Netherlands taxes - deferred	—
Foreign taxes - deferred
Switzerland	(1)
France	(8)
Singapore	(10)
Italy	(5)
Uncertain tax position	(44)
Other jurisdictions below 5%	8
Total deferred taxes	(60)
Income tax expense	(220)
Effective tax rate	55%
The principal items comprising the differences in income taxes computed at The Netherlands' statutory rate of 25.8% in 2025, 25.8% in 2024 and 25.8% in 2023, and the effective income tax rate are the following:

	Year ended December 31, 2025
Income tax benefit (expense) computed at statutory rate	(103)	25.8%
Foreign tax effect
France
Tax credit	32	(8.0)%
Share based payment awards	(5)	1%
Other adjustments - Other taxes	(11)	2.8%
Switzerland
Statutory tax rate difference between Switzerland and the Netherlands	(17)	4.3%
Changes in valuation allowance	(80)	20.1%
Other adjustments - Other taxes	(9)	2.3%
Singapore
Statutory tax rate difference between Singapore and the Netherlands	15	(3.7)%
Other Adjustments - benefit from tax holidays	20	(4.9)%
Hong Kong
Statutory tax rate difference between Hong Kong and the Netherlands	7	(1.8)%
Fair market value on shares nontaxable	13	(3.1)%
Malaysia
Benefit from tax holidays	15	(3.8)%
Philippines
Benefit from tax holidays	6	(1.5)%
The Netherlands
Changes in valuation allowance	(9)	2.3%
Nontaxable or nondeductible items	(6)	1.4%
Other Jurisdictions	5	(1.2)%
Changes in valuation allowance	6	(1.4)%
Effect in changes in tax laws or rates enacted during the current period	(3)	0.9%
Tax credit	—	—%
Change in unrecognized tax benefits	(82)	20.3%
Nontaxable or nondeductibles items
Share based payment awards	(4)	1.0%
Other	(5)	1.3%
Other adjustments	(9)	1.9%
Benefit from tax holidays	4	(0.5)%
Income tax benefit (expense)	(220)	54.9%

	Year ended December 31, 2025	Year ended December 31, 2024	Year ended December 31, 2023
Income tax benefit (expense) computed at statutory rate	(103)	(483)	(1,229)
Non-deductible and non-taxable permanent differences, net	(8)	(12)	6
Change in valuation allowances	(84)	(14)	—
Effect of changes in tax laws and similar	(3)	—	149
Current year tax credits	32	37	29
Other tax and credits	(26)	(8)	34
Benefits from tax holidays	45	29	45
Net impact of changes to uncertain tax positions	(82)	(3)	(8)
Earnings of subsidiaries taxed at different rates	9	141	433
Income tax benefit (expense)	(220)	(313)	(541)
In 2025, the variation on the valuation allowance relates to the assessment of the recoverability of the deferred tax assets. The variation on uncertain tax positions is further explained in the unrecognized tax benefit section.
The variation in the line "Effect of changes in tax laws and similar" in 2023 mainly relates to the recognition of a net deferred tax asset of $52 million related to a tax credit granted for technological activities, as well as the impact of the conclusion in 2023 of tax authority discussions resulting in net deferred tax asset of $81 million for intangibles recognized for tax purposes.
The tax holidays represent a tax exemption period aimed to attract foreign technological investment in certain tax jurisdictions. The effect of the tax benefits, from tax holidays for countries which are profitable, on basic earnings per share was $0.05, $0.03 and $0.05 for the years ended December 31, 2025, 2024 and 2023, respectively. These agreements are present in various countries and include programs that reduce up to and including 100% of taxes in years affected by the agreements. The Company’s tax holidays expire at various dates through the year ending December 31, 2030. In certain countries, tax holidays can be renewed depending on the Company still meeting certain conditions at the date of expiration of the current tax holidays.
Income Tax Paid
Income tax paid (net of refunds) including details for the jurisdiction exceeding 5 percent of the total income tax paid (net of refunds).

Year ended December 31, 2025
The Netherlands	—
Foreign
Switzerland	83
France	12
Singapore	14
Other	32
Total income tax paid (net of refunds)	141
Component of the Net Deferred Tax Asset and Liability
Deferred tax assets and liabilities consisted of the following:

	December 31, 2025	December 31, 2024
Tax loss carryforwards, tax credits and other tax attributes	830	773
Less unrecognized tax benefits	(66)	(19)
Tax loss carryforwards, tax credits and other tax attributes, net of unrecognized tax benefits	764	754
Inventory valuation	92	59
Fixed asset depreciation	79	57
Depreciation tax incentives	11	22
Receivables for government funding	239	186
Tax credits granted on capital investments	239	234
Pension	68	66
Stock awards	15	16
Operating lease liabilities	68	59
Commercial accruals	59	45
Other temporary differences	53	36
Total deferred tax assets	1,687	1,534
Valuation allowances	(775)	(699)
Deferred tax assets, net	912	835
Accelerated fixed asset depreciation	(76)	(53)
Acquired intangible assets	(33)	(26)
Advances of government funding	(323)	(237)
Operating lease right-of-use assets	(67)	(59)
Other temporary differences	(65)	(43)
Total deferred tax liabilities	(564)	(418)
Net deferred income tax asset	348	417
For a particular tax-paying component of the Company and within a particular tax jurisdiction, all deferred tax liabilities and assets are offset and presented as a single amount in the balance sheet. The Company does not offset deferred tax liabilities and assets attributable to different tax-paying components or to different tax jurisdictions. The above table presents the deferred tax assets and liabilities before offset.
The variations in "Tax losses carried forward, tax credits and other tax attributes" and "Valuation allowances” mainly relates to utilization of tax losses in several jurisdictions, expiration of certain tax attributes covered by valuation allowance and the annual reassessment of the future taxable profits against which deferred tax assets are expected to be recovered.
"Receivables for government funding" and " Advances of government funding" are mainly related to temporary differences on accounting for grants and the related tax impact.
“Tax credits granted on capital investments” is mainly related to a 2003 agreement granting the Company certain tax credits for capital investments purchased through the year ending December 31, 2006. Any unused tax credits granted under the agreement will be impacted yearly by a legal inflationary index (currently 2.21% per annum). The credits may be utilized depending on the Company meeting certain program criteria and have no expiration date. In addition to this agreement, starting from 2007 the Company continues to receive tax credits on the yearly capital investments, which may be used to offset that year’s tax liabilities and increases by the legal inflationary rate. However, pursuant to the inability to utilize these credits currently and in future years, the Company did not recognize any deferred tax asset on such tax credit. As a result, there is no financial impact to the net deferred tax assets of the Company.
Deferred tax asset expiration
As of December 31, 2025, the Company and its subsidiaries have gross deferred tax assets on tax loss carryforwards, tax credits and other tax attributes that expire starting from end of fiscal year 2025.

December 31,
Year	2025
2026	38
2027	38
2028	38
2029	37
2030	182
Thereafter	497
Total	830
The amount reported on the line “Thereafter” includes a tax loss carried forward which will expire in 2032 for $80 million. The majority of the remaining amount has no expiration date.
Deferred Tax expense recognized through Other Comprehensive Income
In 2025, the Company recognized a net deferred tax expense of $33 million as a component of other comprehensive income (loss) primarily due to the tax effects of the cash flow hedges, compared to a deferred tax benefit of $21 million in 2024 and deferred tax expense of $2 million in 2023.
Deferred tax on undistributed Earnings from foreign subsidiaries
The cumulative amount of distributable earnings related to the Company’s investments in foreign subsidiaries and corporate joint ventures was $6.5 billion and $6.6 billion as of December 31, 2025 and December 31, 2024, respectively. Due to the Company’s legal and tax structure, with the parent company established in The Netherlands, there is no significant tax impact from the distribution of earnings for $5,957 million from investments in foreign subsidiaries and corporate joint ventures. This is because there is no tax impact on dividends paid up to a Dutch holding company by qualifying investments. The amount of distributable earnings becoming taxable upon repatriation amount to $507 million. An amount of $432 million is indefinitely reinvested by the foreign subsidiaries. As of December 31, 2025, a deferred tax liability is recognized for $8 million on the amount of earnings expected to be repatriated in a foreseeable future.
Unrecognized Tax Benefits
A reconciliation of 2025, 2024 and 2023 beginning and ending amounts of unrecognized tax benefits is as follows:

	December 31, 2025	December 31, 2024	December 31, 2023
Balance at beginning of year	42	49	55
Additions based on tax positions related to the current year	27	3	—
Additions for tax positions of prior years	75	5	11
Reduction for tax positions of prior years	(3)	(1)	—
Settlements	—	(3)	(14)
Reductions due to lapse of statute of limitations	(1)	(8)	(4)
Currency translation adjustment	2	(3)	1
Balance at end of year (1)	142	42	49
(1)Excluding interest and penalties amounting to $23 million as of December 31, 2025 and $6 million as of December 31, 2024, classified as other long-term liabilities.
In addition, as of December 31, 2025, $75 million of unrecognized tax benefits were classified as a reduction of deferred tax assets (as of December 31, 2024, the amount was $19 million). The Company is not able to make an estimate of the range of the reasonably possible change impacting the annual effective tax rate.
The Company is under audit in certain countries with respect to transfer pricing. Uncertain tax positions have been recognized and measured in accordance with ASC 740, based on the Company’s assessment of the technical merits of its transfer pricing policies and the likelihood of sustainment upon examination. Notwithstanding an increasing level of scrutiny that has resulted in tax reassessments received in certain jurisdictions, the Company remains confident that its transfer pricing methodology is appropriate and consistent with applicable tax rules and OECD principles, and that it is more‑likely‑than‑not that the positions taken will be sustained upon resolution of these matters.
Additionally, the Company elected to classify accrued interest and penalties related to uncertain tax positions as components of income tax expense in the consolidated statements of income. They were $18 million in 2025 and less than $1 million in 2024.
The tax years that remain open for review from the tax authorities in the Company’s major tax jurisdictions are from 1997 to 2025.
Pillar II income taxes
Pillar II legislation has been enacted in certain jurisdictions in which the Company operates (Netherlands, the majority of the European Countries and Switzerland). The legislation is effective for the Company's financial year beginning January 1, 2024. The Company is in the scope of the Pillar II legislation.
The assessment of the 2025 exposure to Pillar II income taxes is based on the most recent tax filings, 2025 draft country-by-country reporting and financial statements for the constituent entities in the Company. Based on the assessment, the Pillar II effective tax rates in most of the jurisdictions are above 15%. However, there is a limited number of jurisdictions where the transitional safe harbour relief does not apply and the Pillar II effective tax rate is slightly below 15%. Therefore, the Company has recorded a tax exposure to Pillar II income taxes of $2 million in those jurisdictions ($9 million as of December 31, 2024). The Company is continuously monitoring the Pillar II legislation and related guidance which are still evolving and may have an impact on the Company's Pillar II tax charge in future periods.